VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND

VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND

Each a series of Advisers Investment Trust

Supplement dated December 2, 2015

to the Prospectus dated January 28, 2015

Soft Close. Effective as of the close of business on January 28, 2016 (the “Closing Date”), the Vontobel International Equity Institutional Fund and the Vontobel Global Equity Institutional Fund (the “Funds”) will be publicly offered on a limited basis only. Only certain financial intermediaries with whom Vontobel Asset Management, Inc. (the “Adviser”) has a relationship, trustees and officers of the Funds, and employees of the Adviser and its affiliates are eligible to invest in the Funds. After the Closing Date, only these eligible investors will be able to purchase shares of the Funds.

In general, the Funds will rely on a financial intermediary to prevent a new account from being opened within an omnibus account established at that financial intermediary if the account would not otherwise satisfy the conditions outlined above. The Funds’ ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary depending upon the capabilities of those financial intermediaries.

Investors may be asked to verify that they meet one of the exceptions above prior to opening a new account in the Funds. The Funds may permit you to open a new account if the Funds reasonably believes that you are eligible. If a shareholder opens a new account in the Funds and is later determined to be ineligible for investment, the Funds reserve the right to redeem the shares at their original NAV. The Funds also may decline to permit you to open a new account if the Funds believe that doing so would be in the best interests of the Funds and their shareholders, even if you would be eligible to open a new account under these exceptions.

If all Fund shares in an existing shareholder account are redeemed, the former shareholder may not be able to buy additional shares of the Fund unless the former shareholder is considered to be an eligible investor as described above.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time.

This Supplement and the Statutory Prospectus dated January 28, 2015 provide the information a prospective investor ought to know before investing and should be retained for future reference.